Exhibit 99.1

Azteca Acquisition Corporation Sets Date for Special Meetings of Stockholders to Approve Merger with Cine Latino, Inc. and InterMedia Español Holdings, LLC and of Public Warrantholders to Approve Amendment of Warrants

NEW YORK — March 18, 2013 — Azteca Acquisition Corporation (OTCBB: AZTA; AZTAW; AZTAU) ) (“Azteca”) announced today that the special meeting of its stockholders to approve its previously announced merger (the “Azteca Merger Proposal”) with Cine Latino, Inc. (“Cinelatino”) and InterMedia Español Holdings, LLC (“WAPA”) and the special meeting of its public warrantholders to approve the amendment of certain terms of its warrants, will be held on April 4, 2013, at 9:30 a.m. and 9:00 a.m., Eastern Time, respectively, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York.  Azteca expects the closing of the merger, if approved, to occur, as promptly as practicable thereafter, subject to the satisfaction of various closing conditions.

Azteca has mailed the definitive proxy statement/prospectus related to the proposed merger and warrant amendment (the “Proxy Statement”) to its stockholders and warrantholders of record as of 5:00 p.m., Eastern Time, on March 10, 2013 (the “Record Date”).  The Proxy Statement is available online at the SEC’s website (www.sec.gov).  Stockholders and public warrantholders are urged to review such materials carefully.

As more fully described in the Proxy Statement, Azteca is providing its holders of Azteca common stock issued in Azteca’s initial public offering with the opportunity to cause Azteca to redeem their shares for cash, by complying with the requirements set forth in the Proxy Statement, irrespective of whether such holders vote for or against the approval of the merger.  Azteca anticipates that the redemption price will be $10.05 per share.  Only stockholders of record as of 5:00 p.m., Eastern Time, on the Record Date may exercise redemption rights for their shares. Consequently, shares of Azteca common stock transferred after the Record Date cannot be redeemed.  As also more fully described in the Proxy Statement, shares of Azteca common stock must be tendered for redemption no later than April 2, 2013, the date that is two business days prior to the scheduled stockholder vote on the Azteca Merger Proposal.  Only Azteca warrantholders of record as of 5:00 p.m., Eastern Time, on the Record Date are entitled to have their consents to the proposed warrant amendment counted at the Azteca meeting of public warrantholders.

In addition to approval of the Merger Agreement by Azteca’s stockholders and approval of the amendments by Azteca’s public warrantholders, the transactions contemplated by the Merger Agreement are subject to satisfaction of all other closing conditions described in the Proxy Statement and fully set forth in the Merger Agreement (attached as Annex A to the Proxy Statement). The setting of the Record Date, the meeting date and mailing of definitive proxy materials provides no assurance that the transactions contemplated by the Merger Agreement will occur.

A list of stockholders and warrantholders entitled to vote at the special meetings will be open to the examination of any stockholder or warrantholder, as the case may be, for any purpose germane to the respective meeting, during regular business hours for a period of ten calendar days before the special meetings beginning on March 25, 2013, at Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, and at the special meetings during the duration of such meetings.

About Azteca Acquisition Corporation

Azteca Acquisition Corporation is a special purpose acquisition company which raised approximately $100 million in its initial public offering in July 2011. Founded by Gabriel Brener and the team at Brener International Group, LLC, Azteca Acquisition Corporation was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It currently has no operating businesses.

About InterMedia Partners

Founded in 1988 by Leo Hindery Jr., InterMedia Partners, LP is premised on the philosophy that by bringing extensive operating experience to media private equity, the fund could drive superior returns. Over the course of its seven funds, InterMedia has invested in cable television, broadcast television, print, programming, and broadband opportunities. InterMedia’s Senior Partners have over 50 years of operating experience and, by making control investments, they are able to bring that knowledge base to bear on the acquired assets.

About InterMedia Español Holdings, LLC

WAPA Television, founded in 1954, is Puerto Rico’s leading broadcast station with the highest primetime and full day ratings in Puerto Rico. Headquartered in San Juan, WAPA Television is a full-power, independent station (Ch. 4) with island-wide coverage. WAPA Television produces the most local entertainment programming on the Island, and is Puerto Rico’s news leader, offering over 30 hours per week of local news coverage produced by the largest and most-trusted news network on the island. WAPA America, the station’s U.S. cable network arm, features WAPA Television’s news and entertainment programming and is available in over 5 million U.S. homes, with carriage on all major cable, satellite and telco providers. For more information, visit www.wapa.tv, the leading broadband news and entertainment site for Puerto Ricans.

About Cine Latino, Inc.

Cinelatino is the leading Spanish-language movie channel, with over 12 million subscribers on major cable, satellite and telco providers in the United States, Latin America and Canada. Cinelatino offers the largest selection of contemporary Spanish-language blockbusters and critically-acclaimed titles from Mexico, Latin America, Spain and the Caribbean. Cinelatino is jointly-owned by Cinema Aeropuerto, S.A. de C.V., an indirect, wholly-owned subsidiary of Grupo MVS, S.A. de C.V., InterMedia Partners and James McNamara.

About Grupo MVS, S.A. de C.V.

Grupo MVS, S.A. de C.V. (“MVS”) was founded in 1976, and is one of the largest media and telecommunications conglomerates in Mexico, with a presence in television, radio and publishing. Through its subsidiaries, MVS operates several cable channels in Mexico and throughout Latin America. In 2008, MVS partnered with DISH Network to create DISH Mexico, a satellite television service in Mexico, with currently over 1.8 million subscribers.

Caution Concerning Forward-Looking Statements

This press release may contain certain statements about Azteca, Cinelatino, WAPA and Hemisphere that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this press release may include statements about the expectations that the proposed transaction can be effected before April 6, 2013, the date by which Azteca is required to consummate an initial business combination or commence liquidation, the expected effects on Azteca, Cinelatino, WAPA and Hemisphere of the proposed transaction, the anticipated timing and benefits of the proposed transaction, the anticipated standalone or combined financial results of Azteca, Cinelatino, WAPA and Hemisphere and all other statements in this press release other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Azteca, Cinelatino, WAPA and Hemisphere (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the satisfaction of the conditions to the proposed transaction and other risks related to the completion of the proposed transaction and actions related thereto; (2) the ability of Azteca, Cinelatino, WAPA and Hemisphere to complete the proposed transaction on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the proposed transaction and related transactions; (3) risks relating to any unforeseen liabilities of Azteca, Cinelatino, WAPA and Hemisphere; (4) the amount of redemptions made by Azteca stockholders; (5) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of Azteca, Cinelatino, WAPA and Hemisphere; (6) Cinelatino’s and WAPA’s ability to integrate successfully after the proposed transaction and achieve anticipated synergies; (7) the risk that disruptions from the transaction will harm Cinelatino’s and WAPA’s businesses; (8) Azteca’s, Cinelatino’s and WAPA’s plans, objectives, expectations and intentions generally; and (9) other factors detailed in Azteca’s reports filed with the SEC, including its Annual Report on Form 10-K under the caption “Risk Factors.” Forward-looking statements included herein are made as of the date hereof, and none of Azteca, Cinelatino, WAPA or Hemisphere undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed merger transaction will be submitted to a vote of Azteca’s stockholders and the proposed amendment to the Azteca warrants, which is a condition of the proposed merger transaction, will be submitted to a vote of Azteca’s public warrantholders. In connection with the merger transaction, Azteca has filed a definitive proxy statement with the SEC that also constitutes a prospectus of Hemisphere.  The proxy statement/prospectus has been declared effective by the SEC on March 15, 2013 and sent to Azteca’s stockholders and public warrantholders of record as of 5:00 p.m., Eastern Time, on March 10, 2013, the record date for the special meetings.  Stockholders and public warrantholders of Azteca are urged to read the proxy statement/prospectus and other documents filed with the SEC by Hemisphere and Azteca because they contain important information about Azteca, Cinelatino, WAPA and Hemisphere and the proposed transactions. Stockholders may obtain copies of these documents and other documents filed with the SEC with respect to Azteca, Cinelatino, WAPA and Hemisphere free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Azteca upon written request to Investor Relations Department, Azteca Acquisition Corporation, 421 N. Beverly Drive, Ste. 300, Beverly Hills, California, 90210 or by calling Azteca at 310-553-7009 or from Hemisphere by directing a request to Hemisphere’s Investor Relations, 2000 Ponce de Leon Boulevard, Suite 500, Coral Gables, FL 33134.

Participants in the Solicitation

Azteca, Cinelatino, WAPA and Hemisphere and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Azteca stockholders and warrantholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Azteca may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 18, 2013 and in the definitive proxy statement/prospectus filed by Azteca with the SEC on March 18, 2013. Information about the proposed directors and executive officers of Hemisphere who may, under the rules of the SEC, be deemed participants in the solicitation of the Azteca stockholders and warrantholders in connection with the proposed transaction is set forth in the proxy statement/prospectus.